Brown Advisory Sustainable Growth Fund Class/Ticker: Institutional Shares / BAFWX Investor Shares / BIAWX Advisor Shares / BAWAX
Summary Prospectus | October 31, 2022

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at https://www.brownadvisory.com/mf/sustainable-growth-fund. You may also obtain this information at no cost by calling (800) 540-6807 or by sending an e-mail request to mutualfunds@brownadvisory.com. The Fund’s Prospectus and Statement of Additional Information, both dated Octobers 31, 2022, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Brown Advisory Sustainable Growth Fund (the “Fund”) seeks to achieve capital appreciation.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.  You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee (as a % of amount redeemed on shares held for 14 days or less)	1.00%	1.00%	1.00%
Exchange Fee (as a % of amount exchanged on shares held for 14 days or less)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.15%	0.15%
Other Expenses	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	0.63%	0.78%	1.03%

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$64	$202	$351	$786
Investor Shares	$80	$249	$433	$966
Advisor Shares	$105	$328	$569	$1,259

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the portfolio turnover rate for the Fund was 19% of the average value of its portfolio.

Principal Investment Strategies
The Brown Advisory Sustainable Growth Fund seeks to achieve capital appreciation. To achieve its objective, the Fund invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of sustainable domestic companies.  The Fund invests primarily in the securities of medium and large capitalization companies that Brown Advisory LLC (the “Adviser”) believes (1) have the fundamental strengths (strong financials and business models) to outperform their peers and deliver above-average earnings growth over a market cycle, (2) effectively implement Sustainable Business Advantages (described below), and (3) have attractive valuations.

The investment process starts with fundamentals. The Adviser seeks companies with strong business models and prospects for growth, strong cash flow generation, and a solid track record of execution, among other qualities. In addition, the Adviser views Environmental, Social and Governance (“ESG”) factors as relevant to fundamentals and seeks to understand their impact on companies in which the Fund may invest. The Adviser leverages proprietary ESG research that seeks to understand ESG risk management practices and sustainable opportunities for every security added to the portfolio. However, at the Adviser’s discretion, the Fund is permitted to make an investment without a written ESG assessment on file at the time of purchase, as long as the Adviser believes the security meets the Fund’s sustainability criteria.

As part of assessing sustainable opportunities, the Adviser seeks to identify sustainable companies which are defined as possessing at least one of the following:

(1) Companies whose internal sustainability strategies lead to one or more Sustainable Business Advantages (such as revenue growth, cost improvements, or enhanced franchise value), or that lead to reduced risk to a company’s prospects for growth;
(2) Companies whose products have a competitive advantage as a result of sustainability drivers such as resource efficient design or manufacturing; or
(3) Companies whose products or services offer solutions to long-term sustainability challenges.

Sustainable companies, by their nature, seek to manage risks, not only related to negative environmental and social outcomes, but also ones that might materially impair their financial results. The Fund expects to have low to no exposure to companies that have received international sanctions, derive significant direct revenue from gambling or the production of alcohol, tobacco, weapons, or fossil fuel extraction. However, the Fund may hold companies which the Adviser believes are indirectly or insignificantly exposed to these business activities.

The Adviser pursues active, strategic engagement with companies and other stakeholders in an effort to enhance due diligence and monitor ESG risks and sustainable opportunities that may impact the investment thesis. The Adviser’s ESG research team monitors the companies in the portfolio on an on-going basis, and additional monitoring is also undertaken through a quarterly review of certain ESG characteristics of the Fund.

Additionally, while driving impact is not an input to the investment thesis, the Adviser often finds an overlap between Sustainable Business Advantage with positive ESG outcomes.

Due diligence on a company’s financial fundamentals and Sustainable Business Advantages is conducted collaboratively among the Fund’s portfolio managers, the Adviser’s ESG research team, and fundamental analysts. Finally, the Adviser uses scenario analyses to assess the company’s valuation and potential for appreciation or downside risk.

In addition to the Adviser’s proprietary and qualitative ESG analysis, the Adviser has access to ESG-related data from third-party providers. The Adviser does not solely rely on third-party data or recommendations when making investment decisions for the Fund. The ESG evaluation process considers risks and opportunities holistically, meaning a security will not necessarily be excluded from investment due to any one particular factor if the overall analysis results in a favorable evaluation by the Adviser. The Adviser is permitted to invest in a security if it determines the security has favorable sustainable opportunities and an acceptable ESG risk profile notwithstanding contrary third party data or third party recommendations.  Investing on the basis of ESG criteria is qualitative and subjective by nature, and there can be no assurance that the process utilized by the Fund’s vendors or any judgment exercised by the Adviser will reflect the beliefs or values of any particular investor. The data informing this process is derived from a variety of sources, including the companies themselves and third party sources. The Fund’s vendors provide ESG-related data, research and rating services. The ESG-related data, research and rating services include information related to potentially controversial business exposure, ESG metrics such as emissions and diversity data and controversy reporting. The Adviser believes its process is reasonably designed, although data and qualitative information are inherently subject to interpretation, restatement, delay and omission outside the Adviser’s control.

The Adviser considers each proxy voting proposal related to holdings in the Fund on its own merits and an independent determination is made based on the relevant facts and circumstances, including both fundamental and ESG factors. Proposals regarding environmental, social and governance issues, in general, are supported, especially when they would have a clear and direct positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

Medium and large capitalization companies are, according to the Adviser, those companies with market capitalizations generally greater than $2 billion at time of purchase. The Fund may also invest a portion of the portfolio in equity securities of small market capitalization companies. The equity securities in which the Fund principally invests are common stocks.   Furthermore, the Fund may invest up to 15% of assets in foreign securities (including American Depositary Receipts (“ADRs”)), which may include emerging markets securities. ADRs may be either sponsored or unsponsored. The Fund also may invest in real estate investment trusts (“REITs”).

The Adviser may sell a security or reduce its position for a number of reasons, including:
•	The fundamental investment or sustainability thesis is violated;
•	A more attractively priced security is found; or
•	The security becomes overvalued relative to the Adviser’s long-term expectations.

In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:

•
American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”) Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

•
Emerging Markets Risk.  The Fund may invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector. In addition, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.  Emerging markets countries are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.

•
Environmental, Social and Governance Policy Risk. The risk that because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that do not use these criteria.

•
Equity and General Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated.  The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. Markets may, in response to economic or market developments, governmental actions or intervention, natural disasters, epidemics, pandemics or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•
Foreign Securities Risk. The Fund may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, social and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject; limited information about foreign companies; less liquidity and higher volatility in foreign markets and less protection to the shareholders in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. The value of the Fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value.

•	Growth Company Risk. Securities of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

•
Large Capitalization Company Risk.  Large capitalization companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Management Risk. The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

•
REIT and Real Estate Risk.  The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  In connection with the Fund’s investments in REITs, the Fund is also subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn.

•
Smaller and Medium Capitalization Company Risk.  Securities of smaller and medium sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies.  Additionally the price of smaller companies may decline more in response to selling pressures.

•
Sustainability Policy Risk. The Fund’s investment focus on sustainability factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have a sustainability focus.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance of Investor Shares from year-to-year.  The table shows how the average annual returns of the Investor Shares, Advisor Shares and Institutional Shares for the 1 year, 5 year, and since inception periods compare to a broad-based market index.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.  Updated performance information is available online at www.brownadvisory.com/mf/sustainable-growth-fund or by calling 800‑540‑6807 (toll free).

Brown Advisory Sustainable Growth Fund – Investor Shares
Annual Total Returns
The Fund’s calendar year-to-date total return as of September 30, 2022 was -32.81%.  During the period shown in the chart, the highest quarterly return was 28.71% (for the quarter ended June 30, 2020) and the lowest quarterly return was -12.32% (for the quarter ended December 31, 2018).

Brown Advisory Sustainable Growth Fund
Average Annual Total Returns
For the periods ended December 31, 2021	1 Year	5 Years	Since Inception (6/29/12)
Investor Shares
– Return Before Taxes	29.88%	26.58%	20.34%
– Return After Taxes on Distributions	29.30%	26.11%	19.83%
• Return After Taxes on Distributions and Sale of Fund Shares	18.08%	21.92%	17.31%
Advisor Shares
• Return Before Taxes	29.55%	26.27%	20.05%
Institutional Shares
• Return Before Taxes	30.07%	26.77%	20.53%
Russell 1000® Growth Index (reflects no deduction for fees, expenses and taxes)	27.60%	25.32%	19.70%
After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Investor Shares only.  After-tax returns for Advisor Shares and Institutional Shares will vary.

Management
Investment Advisor	Portfolio Managers
Brown Advisory LLC	Karina Funk, CFA, and David Powell, CFA, have served as portfolio managers since the Fund’s inception in 2012.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisory.com/client-login.  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
– Standard Accounts	$1,000,000	$100
Investor Shares
– Standard Accounts	$100	$100
– Traditional and Roth IRA Accounts	$100	N/A
– Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
– Standard Accounts	$100	$100
– Traditional and Roth IRA Accounts	$100	N/A
– Accounts with Systematic Investment Plans	$100	$100
• Qualified Retirement Plans	N/A	N/A
The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.